U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            _________________________

                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       Date of Report - December 16, 2003
                        (Date of earliest event reported)


                         EAST PENN FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



        Pennsylvania                     0-50330               65-1172823
----------------------------      ---------------------       -------------
(State or other Jurisdiction      (Commission File No.)       (IRS Employer
      of Incorporation)                                   Identification Number)


    731 Chestnut Street, Emmaus, PA                                  18049
 ----------------------------------------                          ----------
(Address of principal executive offices)                          (Zip Code)


                                 (610) 965-5959
                                 --------------
               (Registrant's telephone number including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 1. Changes in Control of Registrant.

             None

Item 2. Acquisition or Disposition of Assets.

             None

Item 3. Bankruptcy or Receivership

             None

Item 4. Changes in Registrant's Certifying Accountant.

             None

Item  5. Other Events and Required.

             None

Item 6. Resignations of Registrant's Directors.

             None

Item 7. Financial Statement, Pro Forma Financial Information And Exhibits.

        (a)  Financial Statements of Businesses Acquired.

             None

        (b)  Pro Forma Financial Information.

             None

        (c)  Exhibits:

             The following exhibits are furnished herewith:

             99.1 Press release, dated December 16, 2003, of East Penn Financial Corporation.

Item  8. Change in Fiscal Year.

             None

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Item  9. Regulation FD Disclosure.

     On December 16, 2003, East Penn Financial Corporation issued a press release announcing the Board of Directors' approval of two executive officer promotions. The press release, attached as Exhibit 99.1 hereto and incorporated herein by reference, is being furnished to the SEC and shall not be deemed to be "filed" for any purpose.

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

             None

Item 11. Temporary Suspension of Trading Under the Registrant's Employee Benefits Plan.

             None

Item 12. Results of Operations and Financial Condition.

             None







                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            EAST PENN FINANCIAL CORPORATION
                                             (Registrant)


Dated: December 16, 2003                    /s/ Brent L. Peters
                                            ------------------------------------
                                                Brent L. Peters, President and
                                                Chief Executive Officer

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                                  EXHIBIT INDEX



                                                                   PAGE NO. IN
                                                                     MANUALLY
                                                                     SIGNED
EXHIBIT NO.                                                         ORIGINAL
-----------                                                         --------


99.1     Press release, dated December 16, 2003,                       6
         of East Penn Financial Corporation.

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